UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   March 14, 2008

ML Macadamia Orchards, L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-9145	99-0248088
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

26-238 Hawaii Belt Road, Hilo, Hawaii		96720
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code    808-969-8057

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.  Amended and Restated Partnership Agreement

On March 17, 2008, ML Macadamia Orchards, L. P. issued the press release attached to this report as Exhibit 99.1 announcing that the unitholders voted at a Special Meeting held March 10, 2008 to approve the company’s proposal to amend the Partnership Agreement to allow processing and marketing of macadamia nuts.  Formerly, the business propose of the Partnership was restricted solely to macadamia farming.  This Form 8-K and attached exhibits are furnished to, but not filed with the Securities and Exchange Commission.

Item 9.01.  Exhibits

Exhibit 10.60  Amended and Restated Agreement of Limited Partnership of ML Macadamia Orchards, L. P.

Exhibit 99.1  Press Release “ML Macadamia Orchards, L. P. Unitholders Approve Proxy to Vertically Integrate”.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ML Macadamia Orchards, L.P.
(Registrant)

Date March 17, 2008
	By:	ML Resources, Inc.
Managing General Partner

	By:	/s/ Dennis J. Simonis
Dennis J. Simonis
President and Chief Executive Officer

EXHIBIT INDEX

Exhibits

10.60  Amended and Restated Agreement of Limited Partnership of ML Macadamia Orchards, L. P.

99.1 Press Release “ML Macadamia Orchards, L. P. Unitholders Approve Proxy to Vertically Integrate”.